UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 13, 2005
Date of Report (Date of earliest event reported)

Millennium Cell Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-31083	22-3726792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Industrial Way West
Eatontown, New Jersey 07724
(Address of principal executive offices)

(732) 542-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 13, 2005, Millennium Cell Inc., a Delaware corporation (the “Company”), received a letter from the staff of The Nasdaq Stock Market (the “Nasdaq Staff”) notifying the Company that it has accepted the Company’s plan to achieve compliance with the Nasdaq Marketplace Rules. On June 14, 2005, the Company issued a press release to announce its receipt of the letter from the Nasdaq Staff. A copy of the press release is attached hereto as Exhibit 99.1.

The Company’s compliance plan is described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 17, 2005.

Item 9.01. Financial Statements; Exhibits.

(c)	Exhibits.

99.1	Press release, dated June 14, 2005, titled “Millennium Cell Receives Formal Nasdaq Approval of Compliance Plan.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millennium Cell Inc.

By: /s/ John D. Giolli
                        Name: John D. Giolli, C.P.A.
                                        Title: Chief Financial Officer and Corporate Secretary

Date: June 14, 2005